Exhibit 99.2

Liberty Mutual Insurance Bolsters Independent Agent Network
With Agreement to Acquire State Auto Group

Addition of Super-Regional Insurer is Anticipated to Make Liberty 2nd-Largest
IA Carrier in US

BOSTON and COLUMBUS, Ohio (July 12, 2021) - Liberty Mutual Holding Company Inc. (“Liberty Mutual”), State Automobile Mutual Insurance Company (“State Auto Mutual”), and State Auto Financial Corporation (NASDAQ: STFC) (“State Auto Financial”) announced today that they have signed a definitive agreement pursuant to which Liberty Mutual would acquire State Auto Group, a super-regional insurance holding company headquartered in Columbus, Ohio.  Under the terms of the agreement, State Auto mutual members will become mutual members of Liberty Mutual and Liberty Mutual will acquire all of the publicly held shares of common stock of State Auto Financial for $52 per share in cash.

The acquisition will significantly expand Liberty Mutual’s position as an industry leader for personal lines and small commercial insurance. Liberty Mutual today distributes its Safeco Insurance personal auto, homeowners and specialty products, and Liberty Mutual small business insurance through more than 10,000 independent agencies countrywide. Through the deal, Liberty Mutual will add $2.3 billion in premium and State Auto’s network of approximately 3,400 independent agencies across 33 states and is expected to become the second largest carrier in this key distribution channel.

“State Auto Group’s capabilities and product expertise are an ideal complement to Liberty Mutual’s domestic personal lines and small commercial business, and we welcome 2,000 talented associates to our family,” said Liberty Mutual Chairman and Chief Executive Officer David Long. “Equally appealing are its values. For almost a century, State Auto has celebrated a culture of caring for people, exceptional service and deep philanthropy, mirroring our purpose to help people embrace today and confidently pursue tomorrow.”

The sixth-largest auto and home insurer in the US, Liberty Mutual also offers multiple distribution channels to consumers for its Liberty Mutual-branded products: through exclusive agents in local sales offices countrywide, licensed telesales counselors and online.

“The opportunity to join the Liberty Mutual organization is a direct result of the incredible work of the State Auto team, beginning with the transformation of our business and culture that began in 2015,” said State Auto President and CEO Mike LaRocco. “We’ve become a digital provider of auto, home and business insurance while remaining fully committed to the independent agency system, as we’ve been since our founding 100 years ago. Our partnership with Liberty Mutual will further that commitment to independent agents and contribute to the collective success of our agents, policyholders, shareholders and associates.”

The transaction was approved by the State Auto Financial board of directors (upon the recommendation of a special committee of independent State Auto Financial directors), as well as the State Auto Mutual board of directors (upon the recommendation of a special committee of independent State Auto Mutual directors). The deal is expected to close in 2022, pending State Auto Mutual member approval, State Auto Financial shareholder approval, receipt of required regulatory approvals and other customary closing conditions. In connection with the merger of State Auto Financial, State Auto Mutual has entered into a voting agreement with Liberty Mutual under which it has agreed to vote its 58.8% interest in State Auto Financial in favor of the merger.

Waller Helms Advisors LLC and Goldman Sachs & Co. LLC acted as financial advisors and Skadden, Arps, Slate, Meagher & Flom LLP acted as legal advisor to Liberty Mutual in the transaction.

Houlihan Lokey Capital, Inc. acted as financial advisor and Kirkland & Ellis LLP acted as legal advisor to the Special Committee of Independent Directors of State Auto Financial in the transaction.

Keefe, Bruyette & Woods, a Stifel Company, and BofA Securities, Inc. acted as financial advisors and Squire Patton Boggs (US) LLP acted as legal advisor to the Special Committee of Independent Directors of State Auto Mutual in the transaction.

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About Liberty Mutual Insurance

At Liberty Mutual, we believe progress happens when people feel secure. By providing protection for the unexpected and delivering it with care, we help people embrace today and confidently pursue tomorrow.

In business since 1912, and headquartered in Boston, today we are the sixth largest global property and casualty insurer based on 2020 gross written premium. We also rank 71 on the Fortune 100 list of largest corporations in the U.S. based on 2020 revenue. As of December 31, 2020, we had $43.8 billion in annual consolidated revenue.

We employ over 45,000 people in 29 countries and economies around the world. We offer a wide range of insurance products and services, including personal automobile, homeowners, specialty lines, reinsurance, commercial multiple-peril, workers compensation, commercial automobile, general liability, surety, and commercial property.

For more information, visit www.libertymutualinsurance.com

About State Auto Financial Corporation

State Auto Financial, headquartered in Columbus, Ohio, is a super-regional property and casualty insurance holding company.  State Auto Financial common stock is traded on the NASDAQ Global Select Market, which represents the top fourth of all NASDAQ listed companies.

The insurance subsidiaries of State Auto Financial are part of the State Auto Group. The State Auto Group markets its insurance products throughout the United States, through independent insurance agencies, which include retail agencies and wholesale brokers. The State Auto Group is rated A- (Excellent) by the A.M. Best Company and includes State Automobile Mutual, State Auto Property & Casualty, State Auto Ohio, State Auto Wisconsin, Milbank, Meridian Security, Patrons Mutual, Rockhill Insurance, Plaza Insurance, American Compensation and Bloomington Compensation. Additional information on State Auto Financial and the State Auto Insurance Companies can be found online at http://www.StateAuto.com/STFC.

Cautionary Notice Regarding Forward Looking Statements

Except for historical information, all other information in this communication consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and related oral statements State Auto Financial Corporation (“STFC”) may make, are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. For example, (1) conditions to the closing of the transactions may not be satisfied; (2) regulatory approvals required for the transactions may not be obtained, or required regulatory approvals may delay the transactions or result in the imposition of conditions that could have a material adverse effect on Liberty Mutual Holding Company Inc.(“LMHC”), State Automobile Mutual Insurance Company (“SAM”) or STFC or cause the parties to abandon the transactions; (3) uncertainty as to the timing of completion of the transactions; (4) the business of LMHC, SAM or STFC may suffer as a result of uncertainty surrounding the transactions; (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (6) risks related to disruption of management’s attention from the ongoing business operations of LMHC, SAM or STFC due to the transactions; (7) the effect of the announcement of the transactions on the relationships of LMHC, SAM or STFC with its clients, operating results and business generally; (8) the outcome of any legal proceedings to the extent initiated against LMHC, SAM or STFC following the announcement of the proposed transaction; and (9) LMHC, SAM or STFC may be adversely affected by other economic, business, and/or competitive factors as well as management’s response to any of the aforementioned factors.  The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in STFC’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents of STFC on file with the Securities Exchange Commission (“SEC”).  STFC undertakes no obligation to update or revise any forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed transaction, STFC will file with the SEC a proxy statement and may file or furnish other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that STFC may file with the SEC. The definitive proxy statement of STFC will be mailed to the shareholders of STFC. INVESTORS IN AND SECURITY HOLDERS OF STFC ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH OR FURNISHED TO OR WILL BE FILED WITH OR WILL BE FURNISHED TO THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.  Investors and security holders may obtain free copies of the proxy statement (when available) and other documents filed with or furnished to the SEC by STFC through the web site maintained by the SEC at www.sec.gov or by contacting STFC’s investor relations department.

Participants in the Solicitation

STFC and its directors and executive officers and SAM may be deemed to be participants in the solicitation of proxies from STFC’s shareholders in connection with the proposed transaction.  Information regarding STFC’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in STFC’s Annual Report on Form 10-K for the year ended December 31, 2020 and its annual proxy statement filed with the SEC on March 31, 2021. To the extent holdings of STFC securities by directors or executive officers of STFC have changed since the amounts contained in the annual proxy statement filed with the SEC on March 31, 2021, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. A more complete description will be available in the proxy statement and other materials filed with or furnished to the SEC in connection with the proposed transaction.  You may obtain free copies of these documents as described in the preceding paragraph filed with or furnished to the SEC because they will contain important information.

Media Contacts:

Glenn Greenberg
617-574-5874
gtenn.greenberg@libertymutual.com

Kyle Anderson
614-477-5301
kyle.anderson@stateauto.com